UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 24, 2009

SOUTHWALL TECHNOLOGIES INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-15930	94-2551470
(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 962-9111

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions

On March 24, 2009, Southwall Technologies, Inc. (the “Registrant”) issued a press release  announcing its financial results for the year and three month period ended December 31, 2009.  A copy of such press release of the Registrant is attached as Exhibit 99.1 to this Current Report On Form 8-K and is incorporated herein by reference in its entirety.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be  deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as  amended (the “Exchange Act”), or otherwise subject  to the liabilities of that Section, nor shall it  be deemed incorporated by reference in any filing under the Securities Act of 1933 or the  Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description:

Exhibit 99.1	Press Release, dated March 24, 2009, issued by Southwall Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: March 24, 2009	SOUTHWALL TECHNOLOGIES INC.

	By:	/s/ Dennis F. Capovilla
Dennis F. Capovilla
Chief Executive Officer